Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

[Structured Products Artwork]

STRUCTURED PRODUCTS

Semiannual Report
2002

DELAWARE
Diversified Value Fund


[Logo] POWERED BY RESEARCH.(SM)

A Commitment
   to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $87 billion in assets as of June 30, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Table
   of Contents

Letter to Shareholders                                             1

Portfolio Management Review                                        2

At Delaware                                                        4

Performance Summary                                                5

Financial Statements:

   Statement of Net Assets                                         6

   Statement of Operations                                         9

   Statements of Changes in Net Assets                            10

   Financial Highlights                                           11

   Notes to Financial Statements                                  13

Letter                                          Delaware Diversified Value Fund
   to Shareholders                              June 11, 2002

Recap of Events
During the six months ended May 31, 2002, the economy showed signs of renewed strength after a brief and mild recession that appeared to end in November.

In the first quarter of 2002, the U.S. economy grew by an annualized rate of +6.1% as measured by gross domestic product (GDP). However, unemployment rates continued to rise, peaking at a 7 1/2 year high of 6% in April. Meanwhile, corporations struggled to resume steady and strong sales and earnings growth.

The Federal Reserve's aggressive interest rate cuts (11 reductions to the fed funds rate throughout 2001) seem to be taking effect. It can take nine months or longer for interest rate reductions to be felt throughout the economy. However, the effects have yet to be reflected in rising corporate profits or renewed investor confidence. Complicating things is the skepticism investors have displayed regarding corporate accounting practices in the aftermath of the Enron meltdown and discouraging revelations elsewhere. Clearly, it will take time to shake off the negativity surrounding market news coming out of this very difficult period.

Delaware Diversified Value Fund returned +2.78% for the six-month period ended May 31, 2002 (Class A shares at net asset value with distributions reinvested). The Fund's performance beat that of its average peer, as measured by the Lipper Multi-Cap Value Funds Average, which gained +2.07% for the same period. Both the peer group and your Fund trailed the +3.40% gain made by the Russell 1000 Value Index during the same period.

Market Outlook
We expect to continue to see much volatility in the stock market, as investors remain skeptical in the wake of the Enron collapse and other corporate accounting and reporting uncertainties.

Investors will need compelling reasons to begin buying and holding stocks again, which should happen naturally once corporations begin reporting profit growth amidst the economic recovery.

Barring an energy crisis or a worsening of the situation in the Middle East, we think investors could see strong earnings improvements in the second half of 2002, within the context of a fairly modest economic recovery. Ultimately, we expect that steady economic growth, low inflation, low interest rates and high levels of productivity all point to improved profitability in the coming months. Due to the modest expected rate of economic recovery, we do not expect to see any fed funds rate increases for at least several months.

Overall, we see plenty of investment opportunities beginning to unfold. We expect that long-term investors will continue to benefit from the broad diversification and conservative, value-oriented investment style that Delaware Diversified Value Fund offers. Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.

Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Total Return
For the period ended May 31, 2002                            Six Months
Delaware Diversified Value Fund -- Class A Shares              +2.78%
Russell 1000 Value Index                                       +3.40%
Lipper Multi-Cap Value Funds Average (561 funds)               +2.07%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Average represents the average return of multi-cap value funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio                                      Delaware Diversified Value Fund
   Management Review                           June 11, 2002

Fund Manager
J. Paul Dokas
Portfolio Manager

About the Fund
Delaware Diversified Value Fund is managed by the Delaware Investments Structured Equity Products Team. Our team has been managing the portfolio since inception, and we were excited to recently begin offering the Fund to the public.

Well into its fourth year of existence, Delaware Diversified Value Fund is invested primarily in large-cap stocks across a wide spectrum of industries. Generally, the securities in the Fund will be those of companies that pay dividends, and whose stock prices appear to be fundamentally undervalued relative to their peers at time of purchase.

We believe the Fund can play a key role in almost any investment plan that includes equities. Large-cap value stocks as a group provide distinct opportunities for long-term capital appreciation, and the Fund will consistently be positioned so that it generally reflects performance in that broad asset class, as tracked by its benchmark, the Russell 1000 Value Index.

Our management philosophy is one of discipline and patience. Our team believes that consistent, small successes over time can potentially provide attractive long-term returns and benefit shareholders. As a result, we strive for broad diversification and consistency of return within the Fund.

Our process combines quantitative modeling, fundamental stock analyses, and risk management in an attempt to provide consistent excess return over the Russell 1000 Value Index. The process begins with a model that ranks stocks in the benchmark index by three dimensions that we label valuation, expectations, and risks. Once our investable universe has been narrowed, we use bottom-up research and analysis in selecting securities for the Fund.

The Fund is designed to be "benchmark-sensitive," so that our performance remains generally in line with that of the Russell 1000 Value Index. However, Delaware Diversified Value Fund is an actively managed Fund, and we attempt to provide value through strong stock selection. We believe this approach differentiates us from many of the numerous "enhanced index" mutual funds currently on the market. Through a variety of risk analysis tools we look to minimize variance from the benchmark's industry weightings or other types of stock market "bets," relying instead on our own fundamental research to provide incremental value over the index returns.

By monitoring risk, we believe we can maintain a Fund that's well-diversified by various measures. We think the Fund has generally continued to benefit from that diversification in recent years. At period end we held 158 securities. The broadly diversified portfolio, along with the Fund's value-oriented style, may have helped our performance relative to the broad market during some of the worst periods of market performance.

Portfolio Highlights
The performance of your Fund was very much in line with major benchmarks for large, U.S. companies. Its +2.78% (Class A share at net asset value with distributions reinvested) return for the period trailed the +3.40% gain made by the Russell 1000 Value Index, although both the Fund and its benchmark outpaced the S&P 500 Index of blue chip stocks. Compared to funds with similar investment styles, Delaware Diversified Value Fund performed well. For the same period, the Lipper Multi-Cap Value Funds Average (comprised of 561 funds) rose by just +2.07%.

A list of the Fund's best-performing equity holdings during the period starts with Golden State Bancorp, a regional bank based in San Francisco that was acquired by Citigroup. Home appliance manufacturer Maytag came in a strong second. Maytag posted a six-month share price gain of more than 56 percent. Third was Dana, a producer of vehicle and industrial components whose stock was up 55 percent.

Several of our healthcare-related selections held back the Fund's performance somewhat. The stock of Bristol-Myers Squibb lost ground when news went out that the pharmaceutical manufacturer could not meet the consensus earnings expectation for the first quarter of 2002, due in part to the cost of an inventory cutback program. The stock's price was also impacted negatively by the departure of a top executive. The Fund was likewise negatively impacted by Adelphia

Communications, which has been forced to divest its cable operations in order to repay creditors. We sold our Adelphia positions before the stock hit bottom, but the Fund's performance was still negatively impacted, causing us to underperform the benchmark index in the area of cable, media, and publishing.

A number of consumer discretionary stocks in the Fund performed admirably. Fueled by strong consumer spending and investor focus on companies with solid revenue streams, retailing stocks moved higher and the Fund's retail sector outperformed the group of retailers in the Russell 1000 Value Index. AutoNation, the country's largest automotive dealer, lead the way for the Fund, gaining more than 50 percent. Circuit City Stores and Sears, Roebuck also did well, each posting strong returns in the period. The Fund's consumer services holdings also did well relative to the benchmark. Starwood Hotel and Resorts, owner and operator of nearly one-quarter million hotel rooms throughout 80 countries, was that sector's top stock. We sold our position in Starwood during the period once the stock reached our valuation target.

Delaware Diversified Value Fund
Top 10 Holdings
As of May 31, 2002

                                                                 Percentage of
Company                     Industry                               Net Assets
--------------------------------------------------------------------------------
Exxon Mobil                 Energy                                    4.89%
--------------------------------------------------------------------------------
Citigroup                   Banking & Finance                         3.43%
--------------------------------------------------------------------------------
Verizon Communications      Telecommunications                        2.58%
--------------------------------------------------------------------------------
Bank Of America             Banking & Finance                         2.49%
--------------------------------------------------------------------------------
ChevronTexaco               Energy                                    2.11%
--------------------------------------------------------------------------------
SBC Communications          Telecommunications                        2.09%
--------------------------------------------------------------------------------
Philip Morris               Food, Beverage & Tobacco                  1.88%
--------------------------------------------------------------------------------
Wells Fargo                 Banking & Finance                         1.60%
--------------------------------------------------------------------------------
JP Morgan Chase             Banking & Finance                         1.51%
--------------------------------------------------------------------------------
Merck & Company             Healthcare & Pharmaceuticals              1.49%
--------------------------------------------------------------------------------

Outlook
An economic recovery has clearly begun and should eventually benefit corporate profits. However, we think that many signs point to an economic rebound that may be somewhat milder than the typical recovery from a recession. As a result, we believe that expectations for immediate increases in corporate earnings, and any bull market run that might follow, need to be tempered.

We plan to continue with our disciplined investment process, maintaining a well-diversified portfolio of stocks which are selected based on attractive valuations versus their peers. We will monitor the market and economic environments, and strive to provide competitive return versus our benchmark index and peer funds. We think the long-term outlook for large-cap value stocks remains strong, and we will continue to strive for consistency of return.

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.
o Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

Five Specialized Centers of Expertise

While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE

Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise
Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability
The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection
We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage
Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

Delaware eDelivery                                   [Graphic omitted]
                                                     edelivery logo
WANT TO REDUCE PAPER CLUTTER?
You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
   Diversified Value Fund

Fund Basics
As of May 31, 2002
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks capital appreciation with current income as a secondary objective.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$20.67 million
--------------------------------------------------------------------------------
Number of Holdings:
158
--------------------------------------------------------------------------------

Your Fund Managers:

J. Paul Dokas leads Delaware's Structured Products Team in the portfolio management of over $3 billion in assets. He was previously Director of Trust Investment Management at Bell Atlantic Corp. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a CFA charterholder and a member of AIMR, a member of the Society of Quantitative Analysts, and a Director of the Philadelphia Society of Financial Analysts.

Christopher S. Adams is a member of the portfolio construction group within the Delaware Structured Products Team. He holds both bachelor's and master's degrees in history and economics from Oxford University, England and received his MBA with dual majors in finance and insurance/risk management from the Wharton School of the University of Pennsylvania. He joined Delaware in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams is a CFA charterholder and a member of AIMR and the Philadelphia Society of Financial Analysts.

Robert E. Ginsberg is a member of the portfolio construction group within Delaware Structured Products Team. Mr. Ginsberg graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in economics and a concentration in finance. He joined Delaware Investments in 1997 from Andersen Consulting, where he was a consultant working primarily with financial services companies. He is currently studying for an MBA at the Wharton School of the University of Pennsylvania. He is a CFA charterholder and a member of AIMR and the Philadelphia Society of Financial Analysts.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A: DDVAX
Class B: DDVBX
Class C: DDVCX

Average Annual Total Returns
Through May 31, 2002                           Lifetime   One Year
--------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge                          +7.46%      -5.95%
Including Sales Charge                          +5.75%     -11.33%
--------------------------------------------------------------------
Class B (Est. 5/1/02)
Excluding Sales Charge                          +0.83%
Including Sales Charge                          +0.83%
--------------------------------------------------------------------
Class C (Est. 5/1/02)
Excluding Sales Charge                          +0.83%
Including Sales Charge                          +0.83%
--------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware Diversified Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The average annual total returns for the lifetime and one-year periods ended May 31, 2002 for Delaware Diversified Value Fund's Institutional Class shares were +7.46% and -5.95%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Nasdaq Institutional Class symbol: DDVIX

Statement                                     Delaware Diversified Value Fund
   of Net Assets                              May 31, 2002 (Unaudited)

                                                           Number of    Market
                                                             Shares      Value

Common Stock - 99.62%
Aerospace & Defense - 3.93%
  Boeing                                                      3,300   $ 140,745
  General Dynamics                                            1,200     120,720
  Honeywell International                                     5,500     213,950
  Lockheed Martin                                             1,300      80,665
  Textron                                                     1,800      84,456
  United Technologies                                         2,500     172,175
                                                                      ---------
                                                                        812,711
                                                                      ---------
Automobiles & Automotive Parts - 2.75%
  Cooper Industries                                           1,900      82,403
  Dana                                                        4,300      91,676
  Delphi Automotive Systems                                   4,400      69,300
  Ford Motor                                                 12,400     218,860
  General Motors                                              1,700     105,655
                                                                      ---------
                                                                        567,894
                                                                      ---------
Banking & Finance - 24.58%
  American Express                                            4,700     199,797
  AmSouth Bancorporation                                      2,900      64,380
  Associated Banc-Corp                                        1,600      60,560
  Bank of America                                             6,800     515,508
  Bank of New York                                            3,600     130,680
  Bank One                                                    4,200     170,646
  Citigroup                                                  16,400     708,152
  Compass Bancshares                                          2,300      80,040
  Crescent Real Estate Equities                               2,600      50,700
  Fannie Mae                                                  3,200     256,032
  Firstmerit                                                  2,600      71,916
  FleetBoston Financial                                       4,500     158,580
  Freddie Mac                                                 1,900     124,545
  Golden West Financial                                       1,000      69,960
  Hibernia - Class A                                          2,700      54,189
  J.P. Morgan Chase                                           8,700     312,765
  KeyCorp                                                     2,900      79,170
  Lehman Brothers Holdings                                    1,100      67,100
  MBIA                                                        1,200      67,332
  Merrill Lynch & Company                                     3,700     150,627
  Morgan Stanley Dean Witter                                  6,300     286,398
  National City                                               3,500     116,480
  Popular                                                     2,300      73,370
  Regions Financial                                           2,200      79,310
  SunTrust Banks                                                900      61,470
  US Bancorp                                                 10,400     245,960
  Wachovia                                                    7,000     268,590
  Washington Mutual                                           5,900     229,333
  Wells Fargo                                                 6,300     330,120
                                                                      ---------
                                                                      5,083,710
                                                                      ---------
Basic Industry/Capital Goods - 2.88%
  Emerson Electric                                            2,200     127,270
  Gillette                                                    1,600      56,912
  Hillenbrand Industries                                      1,600      97,200
  Newell Rubbermaid                                           2,400      81,960
  PerkinElmer                                                 5,800      81,026
  Sigma-Aldrich                                               2,100     100,191
  Tupperware                                                  2,300      50,899
                                                                      ---------
                                                                        595,458
                                                                      ---------

                                                           Number of    Market
                                                             Shares      Value
Common Stock (continued)
Business Services - 1.00%
 +Cendant                                                     7,300   $ 133,444
  Praxair                                                     1,300      72,800
                                                                      ---------
                                                                        206,244
                                                                      ---------
Business Services/Other - 0.49%
  Electronic Data Systems                                     1,900     100,358
                                                                      ---------
                                                                        100,358
                                                                      ---------
Cable, Media & Publishing - 3.46%
 +AOL Time Warner                                             2,600      48,620
 +Cablevision Systems                                         4,200      78,204
 +Comcast Special - Class A                                   3,700     104,192
  Donnelley & Sons                                            2,800      80,724
 +Liberty Media - Class A                                    13,600     163,880
 +Metro-Goldwyn-Mayer                                         3,300      53,625
  The News Corporation                                        3,200      93,376
 +Viacom - Class B                                            1,900      93,024
                                                                      ---------
                                                                        715,645
                                                                      ---------
Chemicals - 2.06%
  Air Products & Chemicals                                    1,500      75,225
  Dow Chemical                                                4,300     143,362
  DuPont (E.I.) deNemours                                     4,500     207,000
                                                                      ---------
                                                                        425,587
                                                                      ---------
Computers & Technology - 1.05%
  International Business Machines                             2,700     217,215
 +Seagate Technology Tracking                                   600           0
                                                                      ---------
                                                                        217,215
                                                                      ---------
Consumer Durable/Cyclical - 0.46%
  Maytag                                                      2,100      94,059
                                                                      ---------
                                                                         94,059
                                                                      ---------
Consumer Non-Durable/Other - 1.13%
  General Mills                                               2,100      95,550
  Kellogg Company                                             2,600      95,420
  +United Rentals                                             1,800      42,012
                                                                      ---------
                                                                        232,982
                                                                      ---------
Consumer Non-Durable/Retail - 0.23%
 +Comverse Technology                                         4,000      47,400
                                                                      ---------
                                                                         47,400
                                                                      ---------
Consumer Products - 1.53%
  Johnson & Johnson                                           1,200      73,620
  Procter & Gamble                                            2,700     241,785
                                                                      ---------
                                                                        315,405
                                                                      ---------
Consumer Services/Other - 0.38%
  Host Marriott                                               6,800      78,064
                                                                      ---------
                                                                         78,064
                                                                      ---------
Electronics & Electrical Equipment - 2.51%
  FirstEnergy                                                 3,900     134,589
  General Electric                                            4,000     124,560
 +LSI Logic                                                   3,600      41,040
  Motorola                                                    7,300     116,727
  Raytheon                                                    2,300     101,660
                                                                      ---------
                                                                        518,576
                                                                      ---------
                                       6

Statement                                       Delaware Diversified Value Fund
   of Net Assets (continued)

                                                           Number of    Market
                                                             Shares      Value
Common Stock (continued)
Energy - 10.24%
  Amerada Hess                                                  800   $  65,800
  Apache                                                        900      50,112
  Burlington Resources                                        2,300      93,380
 +Calpine                                                     5,700      54,948
  ChevronTexaco                                               5,000     436,250
  Duke Energy                                                 2,300      73,623
  El Paso                                                     1,400      35,910
  Exxon Mobil                                                25,300   1,010,229
  Kerr-McGee                                                  1,000      58,090
  Marathon Oil                                                2,300      63,066
  Phillips Petroleum                                          1,100      63,305
  Teco Energy                                                 1,900      47,310
  Valero Energy                                               1,700      67,150
                                                                     ----------
                                                                      2,119,173
                                                                     ----------
Environmental Services - 0.82%
  Waste Management                                            6,200     170,190
                                                                     ----------
                                                                        170,190
                                                                     ----------
Food, Beverage & Tobacco - 4.52%
  Adolph Coors Company                                        1,500     100,110
  Archer-Daniels-Midland                                      7,700     112,035
  Coca Cola                                                   2,400     133,344
  Conagra                                                     3,600      88,596
  Kraft Foods - Class A                                       2,600     111,826
  Philip Morris                                               6,800     389,300
                                                                     ----------
                                                                        935,211
                                                                     ----------
Healthcare & Pharmaceuticals - 4.12%
  Becton Dickinson                                            2,500      94,000
  Bristol-Myers Squibb                                        6,500     202,280
 +Caremark RX                                                 2,400      46,416
 +Healthsouth                                                 5,400      76,410
  Merck & Company                                             5,400     308,340
  Schering-Plough                                             4,700     124,315
                                                                     ----------
                                                                        851,761
                                                                     ----------
Insurance - 5.67%
  Allstate                                                    4,900     188,552
  American International Group                                3,800     254,486
  Chubb                                                         600      45,096
  Cigna                                                       1,200     127,260
  Erie Indemnity - Class A                                    1,700      71,723
  Hartford Financial Services                                 1,300      85,800
  John Hancock Financial Services                             3,300     121,077
  Metropolitan Life Insurance                                 3,600     119,628
  Old Republic International                                  1,900      63,080
 +Travelers Property Casualty                                 5,500      96,525
                                                                     ----------
                                                                      1,173,227
                                                                     ----------
Leisure, Lodging & Entertainment - 2.00%
  McDonald's                                                  5,600     167,664
  Walt Disney                                                10,700     245,137
                                                                     ----------
                                                                        412,801
                                                                     ----------
Metals & Mining - 0.52%
  Alcoa                                                       3,100     108,438
                                                                     ----------
                                                                        108,438
                                                                     ----------
                                                           Number of    Market
                                                             Shares      Value
Common Stock (continued)
Paper & Forest Products - 2.24%
  International Paper                                         2,800  $  120,680
  Kimberly-Clark                                              2,900     188,268
  Meadwestvaco                                                2,600      82,056
  Temple-Inland                                               1,300      72,384
                                                                     ----------
                                                                        463,388
                                                                     ----------
Real Estate - 1.31%
  AMB Property                                                2,200      64,130
  Duke-Weeks Realty                                           1,800      48,708
  Equity Office Properties Trust                              3,200      96,448
  Kimco Realty                                                1,900      60,610
                                                                     ----------
                                                                        269,896
                                                                     ----------
Retail - 3.81%
  Albertson's                                                 2,700      94,959
 +AutoNation                                                  5,200      89,596
  Circuit City Stores                                         4,000      91,640
  CVS                                                         1,500      48,045
 +Federated Department Stores                                 2,400      99,384
  J.C. Penney                                                 3,500      85,610
 +Kroger                                                      2,200      49,170
 +Safeway                                                     1,200      48,780
  Sears, Roebuck                                              1,900     112,195
  VF                                                          1,600      68,000
                                                                     ----------
                                                                        787,379
                                                                     ----------
Technology/Hardware - 1.92%
  Hewlett-Packard                                             8,925     170,378
 +Micron Technology                                           3,000      70,740
  Pitney Bowes                                                2,600     106,470
  Symbol Technologies                                         5,800      49,706
                                                                     ----------
                                                                        397,294
                                                                     ----------
Technology/Software - 0.81%
  Autodesk                                                    2,800      37,800
 +Microsoft                                                   1,600      81,616
 +Oracle                                                      6,200      48,980
                                                                     ----------
                                                                        168,396
                                                                     ----------
Telecommunications - 8.21%
  AT&T                                                       10,000     119,700
 +AT&T Wireless Services                                      6,800      55,148
  BellSouth                                                   7,700     256,256
  CenturyTel                                                  3,200      99,200
  Harris                                                      2,100      79,191
 +Lucent Technologies                                        26,300     122,295
  SBC Communications                                         12,600     432,054
  Verizon Communications                                     12,400     533,200
                                                                     ----------
                                                                      1,697,044
                                                                     ----------
Transportation & Shipping - 1.47%
  Alexander & Baldwin                                         2,900      79,779
  Burlington Northern Santa Fe                                3,800     107,540
  Union Pacific                                               1,900     116,356
                                                                     ----------
                                                                        303,675
                                                                     ----------

Statement                                        Delaware Diversified Value Fund
of Net Assets (continued)




                                                          Number of       Market
                                                            Shares        Value

Common Stock (continued)
Utilities - 3.52%
  Consolidated Edison                                       1,200   $    52,524
  Dominion Resources                                        2,500       161,950
  Exelon                                                    2,800       149,772
  Keyspan                                                   2,500        94,650
  Potomac Electric Power                                    3,800        80,294
  Public Service Enterprise Group                           2,000        90,560
  Wisconsin Energy                                          3,700        97,347
                                                                    -----------
                                                                        727,097
                                                                    -----------
Total Common Stock (cost $20,042,450)                                20,596,278
                                                                    -----------

                                                          Principal      Market
                                                           Amount        Value
Repurchase Agreements - 0.01%
With BNP Paribas 1.77%
  6/3/02 (dated 5/31/02,
  collateralized by $560 U.S. Treasury Bills due
  6/6/02, market value $560
  and $49 U.S. Treasury Notes
  6.00% due 7/31/02,
  market value $51 and $44 U.S. Treasury Notes
  5.75% due 4/30/03, market value $45
  and $69 U.S. Treasury Notes 5.75% due
  8/15/03, market value $73
  and $33 U.S. Treasury Notes
  7.50% due 2/15/05, market value $37
  and $27 U.S. Treasury Notes
  6.50% due 5/15/05,
  market value $29)                                          $777           777
With J. P. Morgan Securities 1.72%
  6/3/02 (dated 5/31/02,
  collateralized by $456
  U.S. Treasury Notes 3.25% due
  5/31/04, market value $456)                                 446           446
With UBS Warburg 1.76%
  6/3/02 (dated 5/31/02,
  collateralized by $92
  U.S. Treasury Notes 5.50% due
  1/31/03, market value $96
  and $660 U.S. Treasury Notes
  5.75% due 8/15/03,
  market value $697)                                          777           777
                                                                    -----------
Total Repurchase Agreements
  (cost $2,000)                                                           2,000
                                                                    -----------

Total Market Value of Securities - 99.63%
  (cost $20,044,450)                                                 20,598,278
Receivables and Other Assets
 Net of Liabilities - 0.37%                                              75,605
                                                                    -----------
Net Assets Applicable to 2,135,679
  Shares Outstanding - 100.00%                                      $20,673,883
                                                                    ===========

Net Asset Value-- Delaware Diversified Value Fund
  Class A ($25,409 / 2,626 Shares)                                        $9.68
                                                                          -----
Net Asset Value-- Delaware Diversified Value Fund
  Class B ($9.68 / 1 Share)                                               $9.68
                                                                          -----
Net Asset Value-- Delaware Diversified Value Fund
  Class C ($9.68 / 1 Share)                                               $9.68
                                                                          -----
Net Asset Value-- Delaware Diversified Value Fund
  Institutional Class ($20,648,455 / 2,133,051 Shares)                    $9.68
                                                                          -----

+Non-income producing security for the period ended May 31, 2002.

Components of Net Assets at May 31, 2002:
Shares of beneficial interest
  (unlimited authorization-- no par)                                $20,726,565
Undistributed net investment income                                      90,151
Distributions in excess of net realized gains                          (696,661)
Net unrealized appreciation of investments                              553,828
                                                                    -----------
Total net assets                                                    $20,673,883
                                                                    ===========

Net Asset Value and Offering Price per Share--
  Delaware Diversified Value Fund
Net asset value Class A (A)                                              $ 9.68
Sales charge (5.75% of offering or 6.10%
  of the amount invested per share) (B)                                    0.59
                                                                         ------
Offering price                                                           $10.27
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                              Delaware Diversified Value Fund
of Operations                          Six Months Ended May 31, 2002 (Unaudited)

Investment Income:
  Dividends                                                $178,651
  Interest                                                    1,389    $180,040
                                                           --------    --------
Expenses:
  Management fees                                            55,708
  Registration fees                                           8,352
  Accounting and administration expenses                      4,288
  Reports and statements to shareholders                      1,072
  Dividend disbursing and transfer agent fees and expenses      943
  Custodian fees                                                808
  Trustees' fees                                                668
  Professional fees                                             313
  Distribution expenses-- Class A                                 5
  Other                                                         697      72,854
                                                           --------
  Less expenses absorbed or waived                                         (903)
  Less expenses paid indirectly                                            (205)
  Total expenses                                                         71,746
Net Investment Income                                                   108,294

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                     (331,389)
  Net change in unrealized appreciation/depreciation of investments     701,033
                                                                      ---------
Net Realized and Unrealized Gain on Investments                         369,644
                                                                      ---------

Net Increase in Net Assets Resulting from Operations                   $477,938
                                                                      =========

See accompanying notes

Statements                                      Delaware Diversified Value Fund
  of Changes in Net Assets


                                                                   Six Months Ended   Year Ended
                                                                        5/31/02        11/30/01
                                                                      (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                 $108,294       $174,488
  Net realized gain (loss) on investments                               (331,389)        54,632
  Net change in unrealized appreciation/depreciation of investments      701,033       (331,693)
                                                                     -----------    -----------
  Net increase (decrease) in net assets resulting from operations        477,938       (102,573)
                                                                     -----------    -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                                  (169)          (231)
   Class B                                                                    --             --
   Class C                                                                    --             --
   Institutional Class                                                  (106,073)      (155,611)

  Net realized gain on investments:
   Class A                                                                    --           (330)
   Class B                                                                    --             --
   Class C                                                                    --             --
   Institutional Class                                                        --       (222,038)

  In excess of net realized gain on investments:*
   Class A                                                                    --           (488)
   Class B                                                                    --             --
   Class C                                                                    --             --
   Institutional Class                                                        --       (327,889)
                                                                     -----------    -----------
                                                                        (106,242)      (706,587)
                                                                     -----------    -----------
  Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                 2,500             --
   Class B                                                                    10             --
   Class C                                                                    10             --
  Institutional Class                                                  6,190,647        555,225

  Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                   169          1,049
   Class B                                                                    --             --
   Class C                                                                    --             --
   Institutional Class                                                   106,073        705,539
                                                                     -----------    -----------
                                                                       6,299,409      1,261,813
                                                                     -----------    -----------
 Cost of shares repurchased:
   Class A                                                                   (15)            --
   Class B                                                                    --             --
   Class C                                                                    --             --
   Institutional Class                                                        --     (1,800,000)
                                                                     -----------    -----------
                                                                             (15)    (1,800,000)
                                                                     -----------    -----------
Increase (decrease) in net assets derived from capital
  share transactions                                                   6,299,394       (538,187)
                                                                     -----------    -----------
Net Increase (Decrease) in Net Assets                                  6,671,090     (1,347,347)
                                                                     -----------    -----------

Net Assets:
  Beginning of period                                                 14,002,793     15,350,140
                                                                     -----------    -----------
  End of period                                                      $20,673,883    $14,002,793
                                                                     ===========    ===========

* Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

See accompanying note

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Diversified Value Fund Class A

                                                                   Six Months Ended       Year Ended
                                                                      5/31/02(1)     11/30/01     11/30/00(2)
                                                                     (Unaudited)

Net asset value, beginning of period                                    $9.490       $10.150        $10.690

Income (loss) from investment operations:
Net investment income(3)                                                 0.060         0.116          0.125
Net realized and unrealized gain (loss) on investments                   0.202        (0.309)         0.092
                                                                        ------       -------        -------
Total from investment operations                                         0.262        (0.193)         0.217
                                                                        ------       -------        -------

Less dividends and distributions:
From net investment income                                              (0.072)       (0.103)        (0.070)
From net realized gain on investments                                       --        (0.147)        (0.687)
In excess of net realized gain on investments                               --        (0.217)            --
                                                                        ------       -------        -------
Total dividends and distributions                                       (0.072)       (0.467)        (0.757)
                                                                        ------       -------        -------

Net asset value, end of period                                          $9.680        $9.490        $10.150
                                                                        ======       =======        =======

Total return(4)                                                          2.78%       (2.11)%          2.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $25           $22            $23
Ratio of expenses to average net assets                                  0.88%         0.75%          0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly               0.89%         1.08%          1.10%
Ratio of net investment income to average net assets                     1.22%         1.18%          1.23%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly               1.21%         0.85%          0.88%
Portfolio turnover                                                         29%          101%           130%

(1)  Ratios have been annualized and total return has not been annualized.

(2) Shares of the Delaware Diversified Value Fund Class A were initially offered on September 15, 1998. Prior to the fiscal year ended November 30, 2000, there was a balance of 1 share representing the initial seed purchase. Financial Highlights for the periods ended November 30, 1998 and 1999 are not presented because the data is not believed to be meaningful.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Delaware Diversified Value Fund Institutional Class

                                                         Six Months Ended               Year Ended               9/15/98(2)
                                                            5/31/2002(1)    11/30/01     11/30/00     11/30/99   to 11/30/98
                                                             (Unaudited)
Net asset value, beginning of period                           $9.490        $10.150      $10.690      $9.540       $8.500

Income (Loss) from investment operations:
Net investment income(3)                                        0.060          0.116        0.125       0.129        0.026
Net realized and unrealized gain (loss) on investments          0.202         (0.309)       0.092       1.108        1.014
                                                              -------        -------      -------      ------       ------
Total from investment operations                                0.262         (0.193)       0.217       1.237        1.040
                                                              -------        -------      -------      ------       ------

Less dividends and distributions:
From net investment income                                     (0.072)        (0.103)      (0.070)     (0.037)          --
From realized gain on investments                                  --         (0.147)      (0.687)     (0.050)          --
In excess of net realized gain on investments                      --         (0.217)          --          --           --
                                                              -------        -------      -------      ------       ------
Total dividends and distributions                              (0.072)        (0.467)      (0.757)     (0.087)          --
                                                              -------        -------      -------      ------       ------

Net asset value, end of period                                 $9.680         $9.490      $10.150     $10.690       $9.540
                                                              =======        =======      =======     =======      =======

Total return(4)                                                 2.78%        (2.11)%        2.32%      13.05%       12.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $20,648        $13,980      $15,327      $5,143       $2,244
Ratio of expenses to average net assets                         0.84%          0.75%        0.75%       0.75%        0.75%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       0.85%          0.78%        0.80%       1.24%        1.24%
Ratio of net investment income to average net assets            1.26%          1.18%        1.23%       1.25%        1.41%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       1.25%          1.15%        1.18%       0.76%        0.92%
Portfolio turnover                                                29%           101%         130%        111%          74%

(1)  Ratios have been annualized and total return has not been annualized.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3)  Per share information was based on the average shares outstanding method.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
     Total investment return reflects a waiver and payment of fees by the manager.

As of May 31, 2002, Classes B and C had one share outstanding, representing the initial seed purchase. Shareholder data for these classes are not being disclosed because management does not believe it to be meaningful.

See accompanying notes

Notes                                           Delaware Diversified Value Fund
   to Financial Statements                      May 31, 2002 (Unaudited)


Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Decatur Equity Income Fund, Delaware Growth and Income Fund, Delaware Social Awareness Fund and Delaware Diversified Value Fund. These financial statements and the related notes pertain to Delaware Diversified Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to achieve capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $197 for the period ended May 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended May 31, 2002 were approximately $8. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreement and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through April 30, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected to waive its fees through January 31, 2003 in order to prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets. No distribution expenses are paid by Institutional Class shares.

Notes                                            Delaware Diversified Value Fund
  to Financial Statements (continued)




2. Investment Management, Administration Agreement and Other Transactions with Affiliates (continued)
At May 31, 2002 the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                                 $10,827
Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC                              955
Other expenses payable to DMC and affiliates                                 873

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended May 31, 2002, the Fund made purchases of $11,213,598 and sales of $4,914,051 of investment securities other than U.S. government securities and short-term investments.

At May 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2002, the net unrealized appreciation was $553,828 of which $1,705,966 related to unrealized appreciation of investments and $1,152,138 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended May 31, 2002 and the year ended 2001 were as follows:

                                Period ended            Year ended
                                 May 31,2002        November 30, 2001
                                 -----------        -----------------
Net Investment Income             $106,242              $582,518
Long-term capital gain                  --               124,069
                                  --------              --------
                                  $106,242              $706,587
                                  ========              ========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows: $48,000 expires in 2009.

5. Capital Shares
Transactions in capital shares were as follows:

                                                 Six Months
                                                    Ended     Year Ended
                                                   5/31/02      11/30/02
                                                 (Unaudited)
Shares sold:
  Class A                                               257          --
  Class B                                                 1          --
  Class C                                                 1          --
  Institutional Class                               648,650      61,761

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                18         106
  Class B                                                --          --
  Class C                                                --          --
  Institutional Class                                11,165      70,980
                                                    -------     -------
                                                    660,092     132,847
                                                    -------     -------
Shares repurchased:
  Class A                                                (2)         --
  Class B                                                --          --
  Class C                                                --          --
  Institutional Class                                    --    (170,294)
                                                    -------     -------
                                                         (2)   (170,294)
                                                    -------     -------
Net increase (decrease)                             660,090     (37,447)
                                                    =======     =======

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one-third of their net assets under the agreement. The Fund had no amounts outstanding as of May 31, 2002, or at any time during the six-month period ended May 31, 2002.

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                                       15

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                                       16

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Balanced Allocation Portfolio
   Delaware Growth Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Diversified Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Value Fund and the
Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
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Board of Trustees                                 Affiliated Officers                          Contact Information
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Charles E. Haldeman, Jr.                          William E. Dodge                             Investment Manager
Chairman                                          Executive Vice President and                 Delaware Management Company
Delaware Investments Family of Funds              Chief Investment Officer, Equity             Philadelphia, PA
Philadelphia, PA                                  Delaware Investments Family of Funds
                                                  Philadelphia, PA                             International Affiliate
Walter P. Babich                                                                               Delaware International Advisers Ltd.
Board Chairman                                    Jude T. Driscoll                             London, England
Citadel Constructors, Inc.                        Executive Vice President and
King of Prussia, PA                               Head of Fixed Income                         National Distributor
                                                  Delaware Investments Family of Funds         Delaware Distributors, L.P.
David K. Downes                                   Philadelphia, PA                             Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds              Richard J. Flannery                          Shareholder Servicing, Dividend
Philadelphia, PA                                  President and Chief Executive Officer        Disbursing and Transfer Agent
                                                  Delaware Distributors, L.P.                  Delaware Service Company, Inc.
John H. Durham                                    Philadelphia, PA                             2005 Market Street
Private Investor                                                                               Philadelphia, PA 19103-7094
Gwynedd Valley, PA
                                                                                               For Shareholders
John A. Fry                                                                                    800 523-1918
Executive Vice President
University of Pennsylvania                                                                     For Securities Dealers and Financial
Philadelphia, PA                                                                               Institutions Representatives Only
                                                                                               800 362-7500
Anthony D. Knerr
Consultant                                                                                     Web site
Anthony Knerr & Associates                                                                     www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN






(6322)                                                                                                            Printed in the USA
SA-456 [5/02] VGR 7/02                                                                                                         J8349
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